========================
			SCHEDULE 14C INFORMATION
			========================


		Information Statement Pursuant to Section 14(c)
		    of the Securities Exchange Act of 1934
			    (Amendment No.   )



Check the appropriate box:

[   ]	Preliminary Information Statement

[   ]	Confidential, for Use of the Commission Only (as
    	permitted by Rule 14c-5(d)(2))

[X]	Definitive Information Statement



	_____________Managers Trust II______________
	(Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):


[   ]	$125 per Exchange Act Rules 0-11(c)(1)(ii),
        	or 14c-5(g).

[   ]	Fee computed on table below per Exchange Act
        	Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which
       		transaction applies:

		___________________________________________________


	2)	Aggregate number of securities to which transaction
        	applies:

		___________________________________________________


	3)	Per unit price or other underlying value of
		transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

		___________________________________________________

	4)	Proposed maximum aggregate value of transaction:

		_________________________________________________


	5)	Total fee paid:

		_________________________________________________



[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee offset as provided by
	Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


	1)	Amount Previously Paid:

	______________________________________________________


	2)	Form, Schedule or Registration Statement No.:

	______________________________________________________


	3)	Filing Party:

	______________________________________________________


	4)	Date Filed:

	______________________________________________________


[X]  Filing fee no longer applicable.

				========
				Managers
				========



			800 Connecticut Avenue
		      Norwalk, Connecticut 06854
			     800-835-3879

			www.managersfunds.com


			Managers Balanced Fund
			----------------------

		       Managers High Yield Fund
		       ------------------------

                      Managers Fixed Income Fund
		      --------------------------


			____________________________

			    INFORMATION STATEMENT
			____________________________



This information statement is being provided to the shareholders of Managers Balanced Fund, Managers High
Yield Fund and Managers Fixed Income Fund (each a "Fund" and collectively the "Funds") in lieu of a proxy statement, pursuant to the terms of an exemptive order which Managers
Trust II, a Massachusetts business trust (the "Trust"), has received from the Securities and Exchange Commission.
This exemptive order permits the Trust's investment manager to hire new subadvisors and to make changes to existing subadvisory contracts with the approval of the Trustees, but without obtaining shareholder approval.

---------------------------------------------
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.
---------------------------------------------

This Information Statement is being mailed to shareholders of the Funds on or about August 16, 2004.


The Trust and its Fund Management Agreement
-------------------------------------------

Each Fund is an investment portfolio of the Trust. The Trust has entered into a fund management agreement with respect to the investment portfolio of the Trust with The Managers
Funds LLC (the "Manager") dated August 1, 2000, as thereafter amended (the "Management Agreement"). Under the terms of the Management Agreement, the Manager selects, subject to review and approval by the Trustees, one or more subadvisors (the "Subadvisors" and each a "Subadvisor") to manage the investment portfolio of the Funds, review and monitor the performance of these Subadvisors on an ongoing basis, and recommend changes in the roster of Subadvisors to the Trustees as appropriate.
The Manager also allocates the Funds' assets among the Subadvisors for the Funds, if a Fund has more than one Subadvisor. The portion of a Fund's assets managed by a Subadvisor may be adjusted from time to time in the sole discretion of the Manager. The Manager also conducts all business operations of the Trust, except those operations contracted to the custodian or the transfer agent. As compensation for its services, the Manager receives a management fee from the Funds, and the Manager is responsible for payment of all fees payable to the Subadvisors of the Funds. The Funds, therefore, pays no fees directly to the Subadvisors.

The Manager recommends to the Trustees, Subadvisors for the Funds based upon the Manager's continuing quantitative and qualitative evaluation of the Subadvisors' skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Subadvisor, and the Manager does not expect to recommend frequent changes of Subadvisors.

At any given time, each Subadvisor serves pursuant to a separate subadvisory agreement between the Manager and that Subadvisor (each such agreement, a "Subadvisory Agreement"). The Subadvisors do not provide any services to the Funds under the Subadvisory Agreement except portfolio investment management and related record-keeping services. However, in accordance with procedures adopted by the Trustees, a Subadvisor, or its affiliated broker-dealer, may execute portfolio transactions for the Fund and receive brokerage commissions or underwriting fees in connection therewith as permitted by Section 17(e) and Rule 10f-3 of the Investment
Company Act of 1940, as amended (the "1940 Act") and the rules thereunder.

Loomis, Sayles & Company, L.P. and the
New Subadvisory Agreement
--------------------------------------

Prior to May 18, 2004, the assets of Managers High Yield
Fund and Managers Fixed Income Fund and the fixed-income portion of the assets of Managers Balanced Fund were managed by 40|86 Advisors, Inc. ("40|86"). At a meeting of the Board of Trustees held on May 17, 2004, the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act (the "Independent Trustees"), discussed the actions taken by the Manager to terminate the Agreement with 40/86 (the "40/86 Agreement") and approved a new
Subadvisory Agreement with Loomis, Sayles & Company, L.P.
("Loomis") (the "Loomis Agreement"), which became effective on May 18, 2004.

The recommendation to replace 40|86 with Loomis was made by the Manager in the ordinary course of its on-going evaluation of Subadvisor performance and investment strategy, retention of portfolio management personnel and after extensive research of numerous candidate firms and qualitative and quantitative analysis of each candidate's organizationalstructure, investment process, style and long-term performance record. The recommendation to hire Loomis as Subadvisor to the Funds was based on the Manager's belief that Loomis is a high quality investment advisor with a demonstrated ability to identify debt securities, to analyze company earnings and to manage overall risk of a portfolio and would be appropriately suited to manage the Funds.

Under the Management Agreement, the Balanced Fund and the
High Yield Fund each pay the Manager a fee equal to 0.70% per annum of the average daily net assets for each Fund.
Under the Management Agreement, the Fixed Income Fund pays the Manager a fee equal to 0.45% per annum of the average daily net assets for the Fund. From these fees, the Manager pays Loomis 0.25% of average net assets for the Managers Balanced Fund and the Managers Fixed Income Fund and the Manager pays 0.50% of average net assets for the Managers High Yield Fund under its respective Subadvisory
Agreements. Under the 40|86 Agreement,Manager was obligated to pay 40|86 0.25% of average net assets for the Managers Balanced Fund and the Managers Fixed Income Fund and 0.30% of average net assets for the Managers High
Yield Fund.  The Manager paid 40|86 $49,977.73 under the
40|86 Agreement for the period beginning on the date the Funds commenced operations (April 1, 2004) through May 17,
2004. Because the fees under the 40|86 Agreement and the Loomis Agreement were or are paid by the Manager out of the advisory fees received by the Manager, there is no change in the expenses of the Funds as a result of the change.

The Loomis Agreement requires Loomis to provide fair and equitable treatment to the Funds in the selection of portfolio investments and the allocation of investment opportunities. The Loomis Agreement has an initial term of two years and then continues in effect, unless terminated as described below, for successive one year periods, so long as its continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or (b) by the vote of a majority of the Trustees, provided that in either event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the continuance. The Loomis Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Loomis Agreement may be terminated: (i) by the Manager at any time, without payment of a penalty, upon notice to Loomis and the Trust, (ii) with respect to a Fund, at any time, without payment of a penalty, by the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon notice to Loomis, or (iii) by Loomis at any time, without payment of a penalty, upon thirty (30) days written notice to the Manager and the Trust.

The Loomis Agreement provides that Loomis shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Manager or the Trust in connection with the Loomis Agreement, except by reason of Loomis' willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of Loomis' reckless disregard of its obligations and duties under the Loomis Agreement.

Apart from the identity of the Subadvisor, the effective date, the initial term, which is one year rather than the two years for the 40|86 Agreement, and fee schedules, there are no differences between the Loomis Agreement and the 40|86 Agreement. A copy of the LoomisAgreement is attached as Exhibit A.

Information about Loomis
------------------------
The following is a description of Loomis, which is based on information provided by Loomis. Loomis is not affiliated with the Manager.

Loomis, Sayles & Company, L.P. is organized as a limited partnership. As of June 30, 2004, Loomis had approximately $55.9 billion in assetsunder management.
The principal executive offices of Loomis are located at One Financial Center, Boston, Massachusetts. The General
Partner of Loomis is Loomis, Sayles & Company,
Incorporated.

The names of the principal executive officers and directors of Loomis are set forth below. Their principal occupation is their employment with Loomis. The address of each principal executive officer and director of Loomis is One Financial Center, Boston, Massachusetts.

        Name			Position
	----			--------

	Robert Blanding		Chief Executive Officer
	Kevin Charleston	Chief Financial Officer
	Daniel Fuss		Director of General Partner
	Donald Ryan		Chief Compliance Officer
	Jean Loewenberg		Chief Legal Officer


Loomis acts as the investment advisor to an affiliated registered investment company having a similar objective to the Fixed Income Fund, as follows:



      Name of Fund		 Net Assets (6/30/04)	Fee Paid
      ------------		 --------------------   --------

Loomis Sayles Fixed Income Fund	    $337.6 million	0.50%


Portfolio Manager
-----------------

Daniel J. Fuss leads each of the investment teams at Loomis that manage each of the Funds. He is a portfolio manager for, and a Managing Director of, Loomis, Sayles, positions he has held since 1976.

Loomis Investment Philosophy
----------------------------

For the Managers High Yield Fund, Loomis Sayles' high
yield strategy is driven by the Firm's belief in rigorous fundamental research. The Loomis Sayles investment philosophy is based on the thesis that the market for high yield assets is inefficient. Therefore, investment opportunities can be identified by: applying fundamental research to identify undervalued bonds; investing in the discounted bonds of steady or improving companies to reduce reinvestment risk and capture capital gains potential; active, well-informed buying on adverse company news to exploit temporary market overreactions (providing liquidity to a market when there is a temporary imbalance); and disciplined selling,
to realize gains and truncate losses.

The High Yield Product Team constructs portfolios by selecting from a group of securities identified as potential opportunities by the credit analysts and the Asset Class Teams. Portfolio managers do not purchase securities unless they have undergone the research and analytical processes of the Asset Class Teams. In assembling high yield portfolios, the team monitors credit risk, duration, industry and issuer concentration, currency risk, and concentration in bond market sectors, among other factors. Loomis has developed its own quantitative systems for monitoring sector weights, duration, and credit risk in the portfolios. The resulting portfolio is a well-diversified combination of securities that are expected to generate superior long-term investment performance when compared to the major high yield indices.


For the Managers Fixed Income Fund and the fixed-income portion of the Managers Balanced Fund, Loomis focuses on individual issues which will provide the highest return over long periods of time. Loomis Sayles researches debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see either a yield premium, the potential for price appreciation, or both. Loomis analyzes the company's financial condition in detail, as well as the terms of specific bond offerings. Price appreciation can come from a variety of catalysts including improving company fundamentals which would lead to credit upgrades, changing market supply and demand forces, improving sector or economic trends.

Given the typical shape of the yield curve, longer term bonds generally yield more than shorter term bonds, and Loomis is willing to take the added interest rate risk in order to gain higher yields.
In addition, price improvements as a result of credit upgrades are more meaningful for longer term bonds, thus Loomis's portfolios tend to be relatively long in duration. In order to mitigate some of the interest rate risk, Loomis structures the portfolio with counter cyclical elements. In doing so, Loomis will utilize convertible bonds, municipal bonds, preferred stocks and foreign corporate and government bonds, in addition to the domestic corporate bonds which make up the majority of the portfolio. In addition, Loomis seeks bonds with call protection, either through the terms of the bond structure or through deep price discounts relative to the call price.


Board of Trustees Recommendation
--------------------------------
On May 17, 2004, the Trustees, including the Independent
Trustees ofthe Fund, voted to approve the Loomis
Agreement. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of the Loomis
Agreement. In considering the Loomis Agreement for the Fund, the Trustees reviewed a variety of materials relating to the Funds, the Manager and Loomis, including comparative performance, fee and expense information for the Funds and other similar mutual funds and performance information for relevant benchmark indices.

The Trustees also reviewed information provided by Loomis relating to their operations, personnel, investment philosophy, strategies and techniques. Among other things, Loomis provided biographical information on portfolio management and other professional staff, fee and performance information for other mutual funds managed by Loomis and descriptions of investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In the course of their deliberations regarding the Loomis
Agreement, the Trustees evaluated, among other things: (i) the services to be rendered by Loomis;
(ii) the qualification and experience of Loomis' portfolio management, compliance and executive personnel;
(iii) Loomis' compliance programs and policies including those related to personal investing, anti-money laundering and disclosure of portfolio holdings; (iv) the a ppropriateness of the particular investment strategies that Loomis would employ in managing each Fund's assets
(its "Investment Strategies") for pursuing the Fund's investment objective, (v) the consistency of Loomis' adherence to the Investment Strategies in managing accounts of its other advisory clients that had hired
Loomis to employ the Investment Strategies;
(vi) Loomis' performance in employing its Investment
Strategies; and (vii) that the Loomis Agreement is identical in all material respects to the 40|86
Agreement with the exception of the fees paid to Loomis and the initial term. The Trustees also took into account the financial condition of Loomis.

The Trustees reached the following conclusions regarding the Loomis Agreement, among others: (a) Loomis is qualified to manage the Fund's assets (or a portion thereof) in accordance with its investment objective and policies; (b) Loomis maintains appropriate compliance programs; (c) Loomis' Investment Strategy is appropriate for pursuing the Fund's investment objective; (d) Loomis is likely to execute its Investment Strategy consistently over time; and (e) the Fund's advisory fees are reasonable in relation to those of similar funds and to the ervices to be provided by Loomis.

Based on the foregoing, the Trustees, including a majority of the Independent Trustees, concluded that the approval of the Loomis Agreement is in the interests of each Fund and its shareholders.

			======================
			ADDITIONAL INFORMATION
			======================

The Manager serves as investment manager and administrator of the Trust. Managers Distributors, Inc. ("MDI"), a wholly-owned subsidiary of the Manager, serves as distributor of the Trust. The Manager and MDI are located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.


Financial Information
---------------------

The Trust's most recent annual report and semi-annual report are available upon request, without charge, by writing to The Managers Funds, 800 Connecticut Avenue,
Norwalk, Connecticut 06854, or by calling (800) 835-3879, or by accessing our website at www.managersfunds.com.


Beneficial Owners and Management Ownership
------------------------------------------

The Fund does not know of any person who, as of May 18, 2004, beneficially owned 5% or more of the outstanding shares of the Fund. As of May 18, 2004, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund.

Since the beginning of fiscal year 2003, no Trustee has purchased or sold securities of the Manager, Loomis or any of their respective parents and subsidiaries exceeding 1% of the outstanding securities of any class of the Manager, Loomis or any of their respective parents or subsidiaries.


Shareholder Proposals
---------------------

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder desiring to present a proposal for inclusion at the next meeting of shareholders should submit such proposal to the Trust at a reasonable time before the solicitation is made.


				August 10, 2004

				By Order of the Trustees,

				/s/Donald S. Rumery
				-------------------
				DONALD S. RUMERY
				Treasurer/Secretary

				=========
				EXHIBIT A
				=========



			=============================
			FORM OF SUBADVISORY AGREEMENT
			=============================


Attention:	_____________________________

        	Loomis, Sayles & Company, L.P.



Re:  	       Subadvisory Agreement


The Managers [_______] Fund (the "Fund") is a series of a
Massachusetts business trust (the "Trust") that is registered as an investment company under the Investment
Company Act of 1940, as amended, (the "Act"), and subject to the rules and regulations promulgated thereunder.

        The Managers Funds LLC (the "Manager") acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The
Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund's assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund's investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1.  Appointment as a Subadvisor.
--------------------------------
The Manager, being duly authorized, hereby appoints and employs Loomis, Sayles & Company, L.P. ("Subadvisor") as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the "Fund Account"). The
Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.


2.  Portfolio Management Duties.
--------------------------------

	(a)	Subject to the supervision of the Manager
		and of the Trustees of the Trust, the Subadvisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the ("Prospectus"). The Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust. The Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Manager or the Trust may designate from time to time.
		The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

	(b)	The Subadvisor shall maintain such books
		and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Subadvisor agrees that all records under the Act shall be the property of the Trust.

	(c)	The Subadvisor shall provide the Trust's
		Custodian and the Manager on each business ay with information relating to all transactions concerning the Fund Account. In addition, the Subadvisor shall be responsive to requests from the Manager or the Trust's Custodian for assistancein obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust's Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

	(d)	The Subadvisor agrees to maintain adequate
		compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

	(e)	The Subadvisor agrees to maintain an
		appropriate level of errors and omissions or professional liability insurance coverage.

3.  Allocation of Brokerage.
----------------------------
The Subadvisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.


	(a)	In doing so, the Subadvisor's primary responsibility
		shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Subadvisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Subadvisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor's overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

	(b)	The Manager shall have the right to request that
		specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and
		(ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

	(c)	The Subadvisor agrees that it will not execute
		any portfolio transactions with a broker, dealer or futures commission merchant which is an "affiliated person" (as defined in the Act) of the Trust or of the Manager or of any Subadvisor for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Subadvisor with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manager or the Trust's Subadvisors.


4.  Information Provided to the Manager and the Trust
	  and to the Subadvisor
-----------------------------------------------------

	(a)	The Subadvisor agrees that it will make
		available to the Manager and the Trust
		promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Subadvisor will furnish the Trust's Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

	(b)	The Subadvisor agrees that it will notify
		the Manager and the Trust in the event that the Subadvisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Subadvisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Subadvisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Subadvisor respecting or relating to the Subadvisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.


	(c)	The Subadvisor represents that it is an
		investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Subadvisor's registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.
		The Subadvisor agrees to maintain the
		completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Subadvisor acknowledges that it is an 'investment adviser' to the Fund within the meaning of the Act and the Advisers Act.

5.  Compensation.
-----------------
The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of theManagement Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6.  Other Investment Activities of the Subadvisor.
--------------------------------------------------
 The Manager acknowledges that the Subadvisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities ("Affiliated Accounts"). The Manager agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further, that it is the Subadvisor's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Subadvisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire,


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and the Fund shall have no first refusal, co-investment
or other rights in respect of any such investment, either for the Fund Account or otherwise.

7.  Standard of Care.
---------------------
The Subadvisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadvisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to the Manager or the Trust or to holders of the Trust's shares representing interests in the Fund to which the Subadvisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadvisor's reckless disregard of its obligations and duties under this Agreement.

8.  Assignment.
---------------
This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Board of Trustees may deem appropriate.


9.  Amendment.
--------------
  This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10.  Effective Date; Term.
--------------------------
This Agreement shall become effective on May 18, 2004 and shall continue in effect until June 30, 2005.
Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11.  Termination.
-----------------
This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days' written notice to the Manager and the Trust.

12.  Severability.
-----------------
If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

13.  Applicable Law.
--------------------
The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

			THE MANAGERS FUNDS LLC
        	 	----------------------

        		BY:/s/ Peter M. Lebovitz
			------------------------
			Peter M. Lebovitz
			President and CEO

			DATE:	May 18, 2004
				------------

Accepted:
---------

BY:	___________________________________

DATE:	May 18, 2004
	------------

			Acknowledged:
			-------------
			THE MANAGERS FUNDS
 			------------------

			BY:/s/ Peter M. Lebovitz
			------------------------
			Peter M. Lebovitz
			President

			DATE:	May 18, 2004
				------------




SCHEDULES:	A.  Fee Schedule.

			==========
			SCHEDULE A
			==========



		      ==============
		      SUBADVISOR FEE
		      ==============



        For services provided to the Fund Account, The
Managers Funds LLC will pay a base quarterly fee for each calendar quarter at an annual rate of ___ % of the average net assets in the Fund account during the quarter. Average assets shall be determined using the average daily net assets in the Fund account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.